SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 12, 2020
World Wrestling Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16131	04-2693383

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1241 East Main Street, Stamford, CT		06902

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	WWE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company ad defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.   Other Events.

On March 12, 2020, World Wrestling Entertainment, Inc. (the “Company”) issued a press release on the potential impact of COVID-19 and announcing that the Company is withdrawing its previously issued first quarter and full year 2020 Business Outlook due to the increased uncertainty of the financial impact of COVID-19. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On March 16, 2020, the Company issued the following statement on WrestleMania:

“In coordination with local partners and government officials, WrestleMania and all related events in Tampa Bay will not take place. However, WrestleMania will still stream live on Sunday, April 5 at 7 pm ET on WWE Network and be available on pay-per-view. Only essential personnel will be on the closed set at WWE’s training facility in Orlando, Florida to produce WrestleMania.”

The Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 the following risk factor:

The current coronavirus (COVID-19) outbreak could have a material adverse impact on our business, results of operations, and financial condition.

We believe COVID-19 may negatively affect our business and could continue to do so in the foreseeable future. COVID-19 has resulted in restrictions, postponements and cancelations of various sports and other events and likely will require us to cancel, postpone or relocate certain of our upcoming events, such as the announced relocation of WrestleMania to our Orlando training facility. The impact, extent and duration of the government imposed restrictions on travel, public gatherings and sports and other large-scale events as well as the overall effect of the COVID-19 virus is currently unknown but could have a material adverse effect on our business, financial condition and/or results of operations.

As previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 in Item 1A. Risk Factors, the spread of disease or illness such as COVID-19 could negatively impact our business in a number of ways.  The COVID-19 outbreak may cause consumers to suspend or cancel their decisions to attend the Company’s live events.  In addition, in the interests of the health and safety of the Company’s fans, performers and employees or because various domestic and international governmental agencies may suspend or ban large group gatherings or events, we could cancel, postpone or relocate certain of our live events.  If we are unable to hold our live events for any reason, or are unable to hold them in suitable venues, we may not be able to fulfill our obligations under our various distribution and other agreements.  Additionally our fans, performers and/or employees could be exposed to COVID-19 at our live events.  The occurrence of any of these events could materially adversely affect the Company’s business, results of operations and financial condition.

Any significant disruption to communications and travel, including travel restrictions and other potential protective quarantine measures against COVID-19 by governmental agencies, may increase the difficulty and could make it impossible for the Company to stage its live events.  Travel restrictions and protective measures against COVID-19 could cause the Company to incur additional unexpected labor costs and expenses or could restrain the Company’s ability to retain the highly skilled personnel and performers we needs for our operations.  Any of these risks could have a material adverse effect on our business, financial condition and/or results of operations.

Forward-Looking Statements: This Current Report on Form 8-K, including the exhibits hereto, contains forward-looking statements pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995, which are subject to various risks and uncertainties. These risks and uncertainties include, without limitation, risks relating to: the impact of the COVID-19 outbreak on our business, results of operations and financial condition; entering, maintaining and renewing major distribution agreements; a rapidly evolving media landscape; WWE Network (including the risk that we are unable to attract, retain and renew subscribers); our need to continue to develop creative and entertaining programs and events; the possibility of a decline in the popularity of our brand of sports entertainment; the continued importance of key performers and the services of Vincent K. McMahon; possible adverse changes in the regulatory atmosphere and related private sector initiatives; the highly competitive, rapidly changing and increasingly fragmented nature of the markets in which we operate and greater financial resources or marketplace presence of many of our competitors; uncertainties associated with international markets including possible disruptions and reputational risks; our difficulty or inability to promote and conduct our live events and/or other businesses if we do not comply with applicable regulations; our dependence on our intellectual property rights, our need to protect those rights, and the risks of our infringement of others’ intellectual property rights; the complexity of our rights agreements across distribution mechanisms and geographical areas; potential substantial liability in the event of accidents or injuries occurring during our physically demanding events including without limitation, claims alleging traumatic brain injury; large public events as well as travel to and from such events; our feature film business; our expansion into new or complementary businesses and/or strategic investments; our computer systems and online operations; privacy norms and regulations; a possible decline in general economic conditions and disruption in financial markets; our accounts receivable; our indebtedness including our convertible notes; litigation; our potential failure to meet market expectations for our financial performance, which could adversely affect our stock; Vincent K. McMahon exercises control over our affairs, and his interests may conflict with the holders of our Class A common stock; a substantial number of shares are eligible for sale by the McMahons and the sale, or the perception of possible sales, of those shares could lower our stock price; and the volatility of our Class A common stock. In addition, our dividend is dependent on a number of factors, including, among other things, our liquidity and historical and projected cash flow, strategic plan (including alternative uses of capital), our financial results and condition, contractual and legal restrictions on the payment of dividends (including under our revolving credit facility), general economic and competitive conditions and such other factors as our Board of Directors may consider relevant. Forward-looking statements made by the Company speak only as of the date made and are subject to change without any obligation on the part of the Company to update or revise them. Undue reliance should not be placed on these statements.  For more information about risks and uncertainties associated with the Company’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors”

sections of the Company’s SEC filings, including, but not limited to, our annual report on Form 10-K and quarterly reports on Form 10-Q.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

99.1          Press Release dated March 12, 2020.

104      Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD WRESTLING ENTERTAINMENT, INC.
By:	/s/ Mark Kowal
Mark Kowal
Chief Accounting Officer and Senior Vice President, Controller
Dated:  March 17, 2020